Exhibit 99.2

2 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Same Store Triple-Net Portfolio Top 10 Relationships Senior Housing - Managed Portfolio Loans and Other Investments | Development Pipeline NOI Concentrations Geographic Concentrations Lease Expirations 14 INVESTMENT ACTIVITY Summary 15 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 19 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 25 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

SABRA
COMPANY INFORMATION

SENIOR MANAGEMENT

Rick Matros
Chief Executive Officer, President and Chair

Michael Costa
Chief Financial Officer, Secretary and Executive Vice President

Talya Nevo-Hacohen
Chief Investment Officer, Treasurer and Executive Vice President

BOARD OF DIRECTORS

Rick Matros
Chief Executive Officer, President and Chair

Michael Foster
Lead Independent Director

Jeffrey Malehorn
Director

Craig Barbarosh
Director

Lynne Katzmann
Director

Clifton Porter II
Director

Katie Cusack
Director

Ann Kono
Director

CONTACT INFORMATION

Sabra Health Care REIT, Inc.
18500 Von Karman Avenue
Suite 550
Irvine, CA 92612
888.393.8248
sabrahealth.com

Transfer Agent
American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219

3 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA | OVERVIEW

Financial Metrics

Dollars in thousands, except per share data

		Three Months Ended March 31, 2022
Revenues	$	163,105
Net operating income		128,533
Cash net operating income		123,534
Diluted per share data:		
EPS	$	0.18
FFO		0.39
Normalized FFO		0.38
AFFO		0.39
Normalized AFFO		0.38
Dividends per common share		0.30

Capitalization and Market Facts

	March 31, 2022
Common shares outstanding	231.0 million
Common equity Market Capitalization	$3.4 billion
Consolidated Debt	$2.4 billion
Consolidated Enterprise Value	$5.8 billion
Common stock closing price	$14.89
Common stock 52-week range	$12.31 - $19.02
Common stock ticker symbol	SBRA

Key Credit Metrics [(1)]

	March 31, 2022
Net Debt to Adjusted EBITDA	5.11x
Interest Coverage	5.21x
Fixed Charge Coverage Ratio	5.09x
Total Debt/Asset Value	34 %
Secured Debt/Asset Value	1 %
Unencumbered Assets/Unsecured Debt	292 %

Portfolio [(2)]

Dollars in thousands

As of March 31, 2022

	Property Count		Investment	Beds/Units	Occupancy Percentage [(3)]
Investment in Real Estate Properties, gross					
Triple-Net Portfolio:					
Skilled Nursing / Transitional Care	279	$	3,623,501	30,920	71.8 %
Senior Housing - Leased	59		718,178	4,072	78.5
Behavioral Health	13		418,625	795	84.6
Specialty Hospitals and Other	15		225,443	392	80.5
Total Triple-Net Portfolio	366		4,985,747	36,179	
Senior Housing - Managed	50		1,043,235	5,266	78.5 [(6)]
Consolidated Real Estate Investments	416		6,028,982	41,445	
Investment in Sales-Type Lease, net	1		25,307		
Investments in Loans Receivable, gross [(4)]	16		340,894		
Preferred Equity Investments, gross [(5)]	7		56,250		
Total Investments	440	$	6,451,433		

Includes 76 relationships in 41 U.S. states and Canada

(1) See page 18 of this supplement for important information about these credit metrics.
(2) Excludes (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units.
(3) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for our Senior Housing - Managed portfolio, which is presented for the current period on a trailing three month basis.
(4) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds and one investment which has a purchase option on one Senior Housing development with 21 units.
(5) Our preferred equity investments include investments in entities owning five Senior Housing developments with 686 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds.
(6) Reflects Occupancy Percentage of 76.8% and 79.0% for assisted living and independent living communities in our Senior Housing - Managed portfolio, respectively.

4 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Triple-Net Portfolio [1]

Triple-Net Portfolio

Dollars in thousands

As of March 31, 2022

	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Behavioral Health	Specialty Hospitals and Other	Total
Number of Properties	279	59	13	15	366
Number of Beds/Units	30,920	4,072	795	392	36,179
Investment	$ 3,623,501	$ 718,178	$ 418,625	$ 225,443	$ 4,985,747

Triple-Net Portfolio — EBITDARM Coverage [2]

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Skilled Nursing/Transitional Care	1.99x	1.99x	1.78x	1.77x	1.80x
Senior Housing - Leased	1.23x	1.12x	1.09x	1.04x	1.02x
Behavioral Health	1.99x	1.99x	2.11x	2.06x	1.98x
Specialty Hospitals and Other	6.92x	7.35x	7.42x	7.52x	7.52x

Triple-Net Portfolio — Pro Forma EBITDARM Coverage [2][3]

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Skilled Nursing/Transitional Care	2.09x	2.09x	1.87x	1.86x	1.87x

Triple-Net Portfolio — Operating Statistics [2]

Dollars in thousands

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Skilled Nursing/Transitional Care					
Number of Properties	285	283	282	279	279
Number of Beds	31,533	31,321	31,245	30,920	30,920
Cash NOI	$ 76,195	$ 74,387	$ 74,640	$ 71,726	$ 75,500
Occupancy	74.9 %	72.0 %	71.1 %	71.4 %	71.8 %
Skilled Mix	39.6 %	40.0 %	40.1 %	39.8 %	38.2 %
Senior Housing - Leased					
Number of Properties	65	62	61	60	59
Number of Units	4,217	4,147	4,079	4,099	4,072
Cash NOI	$ 12,541	$ 12,561	$ 12,412	$ 12,097	$ 11,578
Occupancy	81.0 %	78.5 %	78.1 %	78.1 %	78.5 %
Behavioral Health					
Number of Properties	12	13	13	13	13
Number of Beds	795	795	795	795	795
Cash NOI	$ 9,200	$ 9,359	$ 9,416	$ 9,522	$ 8,889
Occupancy	82.7 %	82.7 %	84.5 %	84.2 %	84.6 %
Specialty Hospitals and Other					
Number of Properties	16	16	16	15	15
Number of Beds	433	433	433	392	392
Cash NOI	$ 4,626	$ 4,587	$ 4,589	$ 4,560	$ 4,456
Occupancy	78.1 %	80.1 %	79.9 %	80.6 %	80.5 %

(1) All metrics, except Cash NOI, exclude properties held for sale as of the end of the respective period.
(2) Occupancy Percentage and Skilled Mix (together, "Operating Statistics") and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after December 31, 2021.
(3) Effective February 1, 2022, Avamere's annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere and our Skilled Nursing/Transitional Care portfolio.

5 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Same Store Triple-Net Portfolio [1]

Same Store Triple-Net Portfolio [2]

Dollars in thousands

	Number of Properties	Number of Beds/Units		Cash NOI			
		1Q 2022	4Q 2021	1Q 2022		4Q 2021	
Skilled Nursing/Transitional Care	279	30,920	30,920	$	75,500	$	71,645
Senior Housing - Leased	59	4,072	4,072	$	11,504	$	11,999
Behavioral Health	12	795	795	$	8,889	$	8,604
Specialty Hospitals and Other	15	392	392	$	4,438	$	4,373

Same Store Triple-Net Portfolio — EBITDARM Coverage [3]

	1Q 2022	4Q 2021
Skilled Nursing/Transitional Care	1.82x	1.78x
Senior Housing - Leased	1.02x	1.05x
Behavioral Health	1.71x	1.85x
Specialty Hospitals and Other	7.52x	7.52x

Same Store Triple-Net Portfolio — Pro Forma EBITDARM Coverage [3][4]

	1Q 2022	4Q 2021
Skilled Nursing/Transitional Care	1.89x	1.87x

Same Store Triple-Net Portfolio — Operating Statistics [3]

	Occupancy		Skilled Mix	
	1Q 2022	4Q 2021	1Q 2022	4Q 2021
Skilled Nursing/Transitional Care	72.4 %	71.9 %	38.4 %	40.0 %
Senior Housing - Leased	78.4 %	78.2 %	N/A	N/A
Behavioral Health	82.5 %	82.6 %	N/A	N/A
Specialty Hospitals and Other	80.5 %	80.6 %	N/A	N/A

(1) Excludes one real estate property held for sale as of the end of the current period
(2) Same store triple-net portfolio includes all facilities held for investment for the full period in both comparison periods.
(3) Same store EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in both comparison periods.
(4) Effective February 1, 2022, Avamere's annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere and our Skilled Nursing/Transitional Care portfolio.

6 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Top 10 Relationships [1]

Top 10 Relationships

		Tenant/Borrower Credit Exposure				Senior Housing - Managed Operator Exposure	
		As of March 31, 2022		EBITDARM Coverage [2] Twelve Months Ended		As of March 31, 2022	
Relationship	Primary Facility Type	Number of Sabra Investments	% of Annualized Cash NOI	March 31, 2022	December 31, 2021	Number of Sabra Investments	% of Annualized Cash NOI
North American Healthcare	Skilled Nursing	24	8.7 %	1.44x	1.44x	—	—
Signature Healthcare [3]	Skilled Nursing	45	8.5 %	1.88x	1.81x	—	—
Avamere Family of Companies	Skilled Nursing	27	6.8 %	1.30x	1.33x	—	—
Signature Behavioral	Behavioral Hospitals	5	6.8 %	1.71x	1.85x	—	—
Recovery Centers of America [4]	Addiction Treatment	3	5.4 %	N/A	N/A	—	—
Holiday AL Holdings LP	Independent Living	—	—	N/A	N/A	22	4.9 %
Cadia Healthcare [5]	Skilled Nursing	10	4.4 %	1.77x	1.81x	—	—
Healthmark Group	Skilled Nursing	19	3.9 %	1.62x	1.65x	—	—
The McGuire Group	Skilled Nursing	7	3.7 %	2.41x	2.44x	—	—
CommuniCare [6]	Skilled Nursing	14	3.6 %	1.72x	1.72x	—	—
Top 10 relationships		154	51.8 %	1.66x	1.68x	22	4.9 %
Remaining 66 relationships		236	40.0 %	2.42x	2.31x	28	3.3 %
Total		390	91.8 %	1.99x	1.95x	50	8.2 %

EBITDARM Coverage - Pro Forma [7]

	EBITDARM Coverage [2] Twelve Months Ended	
	March 31, 2022	December 31, 2021
Avamere Family of Companies	1.75x	1.87x
Top 10 relationships	1.75x	1.79x
Total	2.05x	2.02x

(1) Excludes (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units.
(2) EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears.
(3) EBITDARM Coverage excludes one non-stabilized facility with no Annualized Cash NOI.
(4) EBITDARM Coverage excludes two non-stabilized facilities representing 0.5% of Annualized Cash NOI.
(5) EBITDARM Coverage excludes one non-stabilized facility with no Annualized Cash NOI.
(6) EBITDARM Coverage excludes two non-stabilized facilities representing 0.2% of Annualized Cash NOI.
(7) Effective February 1, 2022, Avamere's annual base rent on the current portfolio has been reduced to $30.7 million from $44.1 million. Pro forma EBITDARM Coverage illustrates the impact of this rent reduction on our historical trailing twelve-month EBITDARM Coverages for Avamere, our Top 10 relationships and our total portfolio.

7 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Senior Housing - Managed Portfolio [1]

Senior Housing - Managed Portfolio by Operator [2]

Dollars in thousands, except REVPOR

As of March 31, 2022

	Holiday	Enlivant	Sienna	Other	Total
Property Type	IL	AL	IL	AL	AL / IL
Number of Properties	22	11	8	9	50
Number of Units	3,117	631	757	761	5,266
Investment [3]	$ 595,808	$ 130,699	$ 137,733	$ 178,995	$ 1,043,235
Capital Expenditures: [3]					
Recurring	$ 728	$ 168	$ 82	$ 76	$ 1,054
Non-recurring	$ —	$ 305	$ 33	$ 27	$ 365
Resident fees and services [4]	$ 18,903	$ 8,743	$ 4,866	$ 9,715	$ 42,227
Cash NOI [4]	$ 5,551	$ 87	$ 1,467	$ 2,018	$ 9,123
Cash NOI Margin %	29.4 %	1.0 %	30.1 %	20.8 %	21.6 %
REVPOR	$ 2,562	$ 6,212	$ 2,703	$ 6,058	$ 3,385
Occupancy	78.9 %	74.4 %	79.3 %	79.7 %	78.5 %

Senior Housing - Managed Portfolio [2]

Dollars in thousands, except REVPOR

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Number of Properties	48	49	49	49	50
Number of Units	5,024	5,140	5,140	5,140	5,266
Capital Expenditures: [3]					
Recurring	$ 1,356	$ 1,863	$ 3,621	$ 3,218	$ 1,054
Non-recurring	$ 181	$ 332	$ 960	$ 1,263	$ 365
Resident fees and services [4]	$ 36,039	$ 38,919	$ 39,782	$ 40,503	$ 42,227
Cash NOI [4]	$ 7,096	$ 10,163	$ 9,047	$ 8,150	$ 9,123
Cash NOI Margin %	19.7 %	26.1 %	22.7 %	20.1 %	21.6 %
REVPOR - AL	$ 5,904	$ 5,905	$ 5,942	$ 6,108	$ 6,139
REVPOR - IL	$ 2,550	$ 2,541	$ 2,528	$ 2,540	$ 2,590
Occupancy - AL	69.6 %	72.8 %	75.5 %	74.7 %	76.8 %
Occupancy - IL	79.0 %	78.6 %	79.8 %	80.7 %	79.0 %

Same Store Senior Housing - Managed Portfolio [5]

Dollars in thousands, except REVPOR

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Number of Properties	47	47	47	47	47
Resident fees and services [4]	$ 35,644	$ 36,604	$ 36,970	$ 37,820	$ 38,696
Cash NOI [4]	$ 6,938	$ 9,308	$ 8,238	$ 7,363	$ 8,183
Cash NOI Margin %	19.5 %	25.4 %	22.3 %	19.5 %	21.1 %
REVPOR - AL	$ 5,947	$ 6,024	$ 6,062	$ 6,244	$ 6,279
REVPOR - IL	$ 2,550	$ 2,541	$ 2,528	$ 2,540	$ 2,578
Occupancy - AL	68.8 %	70.8 %	73.5 %	73.3 %	75.2 %
Occupancy - IL	79.0 %	78.6 %	79.8 %	80.7 %	80.4 %

(1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units.
(2) REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period and include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable.
(3) Balances related to properties in Canada are based on the exchange rate as of the end of the period presented. The exchange rate as of March 31, 2022 was $0.7996 per 1 CAD.
(4) Revenues and Cash NOI include $0.5 million of Grant Income for 2Q 2021.
(5) Same store Senior Housing - Managed portfolio includes all facilities owned for the full period in all comparison periods. Same store REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period for Stabilized Facilities owned for the full period in all comparison periods. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable.

8 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Loans and Other Investments | Development Pipeline

Loans Receivable and Other Investments

Dollars in thousands

As of March 31, 2022

Loan Type	Number of Loans	Property Type	Principal Balance	Book Value	Weighted Average Contractual Interest Rate	Weighted Average Annualized Effective Interest Rate	Interest Income Three Months Ended March 31, 2022 (1)	Maturity Date
Mortgage	2	Behavioral Health	$ 309,000	$ 309,000	7.7 %	7.7 %	$ 5,912	11/01/26 - 01/31/27
Construction	1	Senior Housing	3,343	3,345	8.0 %	7.8 %	67	09/30/22
Other	13	Multiple	39,120	35,330	6.8 %	6.1 %	554	04/01/22 - 08/31/28
	16		351,463	347,675	7.6 %	7.5 %	$ 6,533	
Allowance for loan losses			—	(6,851)				
			$ 351,463	$ 340,824				

Other Investment Type	Number of Investments	Property Type	Total Funding Commitments	Total Amount Funded	Book Value	Rate of Return	Other Income Three Months Ended March 31, 2022 (1)
Preferred Equity	7	Skilled Nursing / Senior Housing	$ 70,541	$ 47,637	$ 56,250	11.0 %	$ 1,419

Proprietary Development Pipeline (2)

Dollars in thousands

As of March 31, 2022

	Investment Type		Property Type		Investment Amount (3)		Estimated Real Estate Value Upon Completion			
State	Loan	Preferred Equity	Skilled Nursing/ Transitional Care	Senior Housing	Skilled Nursing/ Transitional Care	Senior Housing	Skilled Nursing/ Transitional Care	Senior Housing	Estimated Weighted Average Initial Cash Yield	Certificate of Occupancy Timing (4)
Indiana	—	1	—	1	$ —	$ 8,307	$ —	$ 38,000	6.0 %	Q3 2017
Missouri	—	1	—	1	—	11,584	—	73,300	6.5 %	Q4 2022
Ohio	—	1	—	1	—	6,670	—	38,000	7.3 %	Q4 2019
Texas	—	1	1	—	3,608	—	14,475	—	9.0 %	Q3 2016
	—	4	1	3	$ 3,608	$ 26,561	$ 14,475	$ 149,300	6.8 %	

(1) Includes income related to loans receivable and other investments held as of March 31, 2022.
(2) Includes projects invested in or committed to as of March 31, 2022.
(3) Investment amount excludes accrued and unpaid interest receivable.
(4) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction.

9 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

NOI Concentrations [1]
As of March 31, 2022

RELATIONSHIP CONCENTRATION


North American Healthcare: 8.7%
Signature Healthcare: 8.5%
Avamere Family of Companies: 6.8%
Signature Behavioral: 6.8%
Recovery Centers of America: 5.4%
Holiday 4.9%
Sienna 1.3%
Other 2.0%
Managed (No Operator Credit Exposure): 8.2%
Other: 55.6%

ASSET CLASS CONCENTRATION


Behavioral Health: 13.4%
Senior Housing - Leased: 12.2%
Senior Housing - Managed: 8.2%
Specialty Hospital and Other: 4.0%
Other: 0.5%
Skilled Nursing/Transitional Care: 61.7%

PAYOR SOURCE CONCENTRATION [2]


Private Pay: 39.9%
Non-Private: 60.1%

(1) Concentrations exclude (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our sales-type lease, mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments.

(2) Tenant payor source allocation presented one quarter in arrears.

10 SABRA **1Q 2022** SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Geographic Concentrations [1]

Property Type

As of March 31, 2022

Location	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed	Behavioral Health	Specialty Hospitals and Other	Total	% of Total
Texas	38	9	6	—	13	66	15.9 %
California	24	1	1	3	1	30	7.2
Kentucky	25	1	—	1	1	28	6.7
Indiana	13	4	—	2	—	19	4.6
Oregon	15	4	—	—	—	19	4.6
Washington	15	1	1	—	—	17	4.1
Massachusetts	17	—	—	—	—	17	4.1
North Carolina	13	—	2	—	—	15	3.6
Missouri	13	—	1	—	—	14	3.3
Virginia	6	3	1	—	—	10	2.4
Other (31 states & Canada)	100	36	38	7	—	181	43.5
Total	279	59	50	13	15	416	100.0 %
% of Total	67.1 %	14.2 %	12.0 %	3.1 %	3.6 %	100.0 %	

Distribution of Beds/Units

As of March 31, 2022

		Property Type						
Location	Total Number of Properties	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed	Behavioral Health	Specialty Hospitals and Other	Total	% of Total
Texas	66	4,666	577	856	—	325	6,424	15.5 %
Kentucky	28	2,598	142	—	60	40	2,840	6.9
California	30	2,058	58	102	313	27	2,558	6.2
Massachusetts	17	2,133	—	—	—	—	2,133	5.1
Indiana	19	1,439	545	—	48	—	2,032	4.9
Oregon	19	1,520	377	—	—	—	1,897	4.6
Washington	17	1,591	52	113	—	—	1,756	4.2
North Carolina	15	1,454	—	237	—	—	1,691	4.1
New York	10	1,566	—	107	—	—	1,673	4.0
Missouri	14	1,075	—	184	—	—	1,259	3.0
Other (31 states & Canada)	181	10,820	2,321	3,667	374	—	17,182	41.5
Total	416	30,920	4,072	5,266	795	392	41,445	100.0 %
% of Total		74.6 %	9.8 %	12.7 %	1.9 %	1.0 %	100.0 %	

[1] Excludes (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units.

11 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Geographic Concentrations Continued [1]

Investment

Dollars in thousands

As of March 31, 2022

		Property Type						
Location	Total Number of Properties	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Senior Housing - Managed	Behavioral Health	Specialty Hospitals and Other	Total	% of Total
Texas	66	$ 382,655	$ 81,305	$ 184,230	$ —	$ 187,387	$ 835,577	13.8 %
California	30	435,612	18,877	38,549	217,764	7,743	718,545	11.9
Oregon	19	261,316	86,860	—	—	—	348,176	5.8
Maryland	8	330,901	—	—	—	—	330,901	5.5
New York	10	297,573	—	20,294	—	—	317,867	5.3
Kentucky	28	237,572	23,669	—	9,374	30,313	300,928	5.0
Indiana	19	169,222	114,692	—	12,155	—	296,069	4.9
Washington	17	188,878	10,686	27,915	—	—	227,479	3.8
Arizona	8	24,281	10,348	38,800	121,757	—	195,186	3.2
North Carolina	15	123,462	—	69,105	—	—	192,567	3.2
Other (31 states & Canada) [2]	196	1,172,029	371,741	664,342	57,575	—	2,265,687	37.6
Total	416	$ 3,623,501	$ 718,178	$ 1,043,235	$ 418,625	$ 225,443	$ 6,028,982	100.0 %
% of Total		60.1 %	11.9 %	17.3 %	7.0 %	3.7 %	100.0 %	

(1) Excludes (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units.
(2) Investment balance in Canada is based on the exchange rate as of March 31, 2022 of $0.7996 per 1 CAD.

12 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

SABRA

PORTFOLIO

Lease Expirations

Lease Expirations [1]

Dollars in thousands

As of March 31, 2022

	Skilled Nursing/ Transitional Care	Senior Housing - Leased	Behavioral Health	Specialty Hospitals and Other	Total Annualized Revenues	% of Total
04/01/22 - 12/31/22	$ 7,276	$ —	$ —	$ —	$ 7,276	1.9 %
2023	9,297	—	—	—	9,297	2.5 %
2024	10,542	2,493	—	—	13,035	3.4 %
2025	10,148	3,228	—	1,374	14,750	3.9 %
2026	17,727	1,341	—	—	19,068	5.0 %
2027	40,470	5,172	—	—	45,642	12.0 %
2028	15,256	6,891	—	3,210	25,357	6.7 %
2029	57,806	6,027	—	5,842	69,675	18.3 %
2030	13,050	—	—	3,095	16,145	4.2 %
2031	89,950	4,642	1,025	—	95,617	25.2 %
Thereafter	5,128	19,291	35,433	4,272	64,124	16.9 %
Total Annualized Revenues	$ 276,650	$ 49,085	$ 36,458	$ 17,793	$ 379,986	100.0 %

(1) Excludes (i) Senior Housing - Managed communities and (ii) one real estate property held for sale as of the end of the current period.

13 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

14 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 INVESTMENT ACTIVITY Summary Investment Activity Dollars in thousands Investment Initial Investment Date Property Type Number of Properties Beds/Units 2022 Amounts Invested (1) Rate of Return/ Initial Cash Yield Real Estate Traditions of Deerfield (2) 02/01/22 Senior Housing - Managed 1 126 $ 26,000 6.70 % Additions to Real Estate (3) Various Multiple N/A N/A 6,603 8.35 % Total Real Estate Investments 32,603 7.03 % Preferred Equity Additional Preferred Equity Fundings Various Multiple N/A N/A 4,074 10.00 % All Investments through March 31, 2022 $ 36,677 7.36% (1) Excludes capitalized acquisition costs and origination fees. (2) Amount invested reflects the gross investment, of which $5.6 million was used to repay our preferred equity investment. Transaction includes a potential earnout if certain performance metrics are achieved after 18 months. (3) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio.

15 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of March 31, 2022 Secured debt $ 51,572 Revolving credit facility 16,792 Term loans 559,950 Senior unsecured notes 1,750,000 Total 2,378,314 Deferred financing costs and premiums/discounts, net (20,784) Total, net $ 2,357,530 Revolving Credit Facility Dollars in thousands As of March 31, 2022 Credit facility availability $ 983,208 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of March 31, 2022 Shares Outstanding   Price   Value Common stock 230,954,777 $ 14.89 $ 3,438,917 Consolidated Debt 2,378,314 Cash and cash equivalents (24,836) Consolidated Enterprise Value $ 5,792,395 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended March 31, 2022 EPS, FFO and Normalized FFO AFFO and Normalized AFFO Common stock 230,848,245 230,848,245 Common equivalents 11,748 11,748 Basic common and common equivalents 230,859,993 230,859,993 Dilutive securities: Restricted stock units 704,977 1,624,741 Diluted common and common equivalents 231,564,970 232,484,734 At-The-Market Common Stock Offering Program Dollars in thousands Availability as of March 31, 2022 $ 475,033

16 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Interest Rate (1)As of March 31, 2022 Principal     % of Total Fixed Rate Debt   Secured debt $ 51,572     3.33%   2.2 % Unsecured senior notes 1,750,000     4.04%   73.6 % Total fixed rate debt 1,801,572     4.02%   75.8 % Variable Rate Debt   Revolving credit facility 16,792     2.06%   0.7 % Term loans (2) 559,950 2.35% 23.5 % Total variable rate debt 576,742     2.34%   24.2 % Consolidated Debt $ 2,378,314     3.62%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Interest Rate (1)As of March 31, 2022 Principal     % of Total Secured Debt   Secured debt $ 51,572     3.33%   2.2 % Unsecured Debt Unsecured senior notes 1,750,000     4.04%   73.6 % Revolving credit facility 16,792     2.06%   0.7 % Term loans 559,950 2.35% 23.5 % Total unsecured debt 2,326,742     3.62%   97.8 % Consolidated Debt $ 2,378,314     3.62%   100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. (2) Term loans include $436.3 million subject to swap agreements that fix and collar agreements that set a cap and floor for LIBOR at a weighted average rate of 1.14%, and $100.0 million (CAD $125.0 million) subject to swap agreements that fix CDOR at 1.10%. Excluding these amounts, variable rate debt was 1.7% of Consolidated Debt as of March 31, 2022.

SABRA
CAPITALIZATION
Debt Maturity

Debt Maturity Schedule

Dollars in thousands	Secured Debt		Unsecured Senior Notes		Term Loans		Revolving Credit Facility [1]		Consolidated Debt	
As of March 31, 2022	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]	Principal	Rate [2]
04/01/22 - 12/31/22	$ 1,449	2.84 %	$ —	—	$ —	—	$ —	—	$ 1,449	2.84 %
2023	1,979	2.84 %	—	—	—	—	16,792	2.06 %	18,771	2.14 %
2024	2,034	2.85 %	—	—	559,950	1.79 %	—	—	561,984	1.80 %
2025	2,089	2.86 %	—	—	—	—	—	—	2,089	2.86 %
2026	2,147	2.86 %	500,000	5.13 %	—	—	—	—	502,147	5.12 %
2027	2,206	2.87 %	100,000	5.88 %	—	—	—	—	102,206	5.82 %
2028	2,266	2.88 %	—	—	—	—	—	—	2,266	2.88 %
2029	2,328	2.89 %	350,000	3.90 %	—	—	—	—	352,328	3.89 %
2030	2,392	2.90 %	—	—	—	—	—	—	2,392	2.90 %
2031	2,093	2.92 %	800,000	3.20 %	—	—	—	—	802,093	3.20 %
Thereafter	30,589	3.08 %	—	—	—	—	—	—	30,589	3.08 %
Total	51,572		1,750,000		559,950		16,792		2,378,314	
Discount, net	—		(3,043)		—		—		(3,043)	
Deferred financing costs, net	(927)		(13,171)		(3,643)		—		(17,741)	
Total, net	$ 50,645		$ 1,733,786		$ 556,307		$ 16,792		$2,357,530	
Wtd. avg. maturity/years	22.5		7.5		2.4		1.4		6.6	
Wtd. avg. interest rate [3]	3.33 %		4.04 %		2.35 %		2.06 %		3.62 %	

(1) Revolving Credit Facility is subject to two six-month extension options.
(2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements.
(3) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements.

17
SABRA 1Q 2022 SUPPLEMENTAL INFORMATION
March 31, 2022

18 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 Key Credit Metrics (1) March 31, 2022 December 31, 2021 Net Debt to Adjusted EBITDA (2) 5.11x 4.98x Interest Coverage (2) 5.21x 5.19x Fixed Charge Coverage Ratio (2) 5.09x 5.03x Total Debt/Asset Value 34% 34 % Secured Debt/Asset Value 1% 1 % Unencumbered Assets/Unsecured Debt 292% 291 % Cost of Permanent Consolidated Debt (3) 3.63% 3.59 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Based on the trailing twelve month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 2.06% and 1.20% as of March 31, 2022 and December 31, 2021, respectively.

19 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income Dollars in thousands, except per share data Three Months Ended March 31,   2022 2021 Revenues: Rental and related revenues (1) $ 109,886 $ 113,383 Interest and other income 10,992 2,941 Resident fees and services 42,227 36,041     Total revenues 163,105 152,365     Expenses: Depreciation and amortization 45,256 44,375 Interest 24,972 24,443 Triple-net portfolio operating expenses 5,011 5,135 Senior housing - managed portfolio operating expenses 33,104 28,945 General and administrative 10,396 8,938 Provision for loan losses and other reserves 475 2,025     Total expenses 119,214 113,861     Other (expense) income: Loss on extinguishment of debt (271) (793) Other income 68 133 Net gain on sales of real estate — 1,313 Total other (expense) income (203) 653 Income before loss from unconsolidated joint venture and income tax expense 43,688 39,157 Loss from unconsolidated joint venture (2,802) (5,010) Income tax expense (284) (700) Net income $ 40,602 $ 33,447     Net income, per: Basic common share $ 0.18 $ 0.16     Diluted common share $ 0.18 $ 0.16     Weighted-average number of common shares outstanding, basic 230,859,993 211,450,699   Weighted-average number of common shares outstanding, diluted 231,564,970 212,624,305 (1) See page 20 for additional details regarding Rental and related revenues.

20 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Income - Supplemental Information Dollars in thousands Three Months Ended March 31,   2022 2021 Cash rental income $ 100,357 $ 102,915 Straight-line rental income 2,694 4,077 Straight-line rental income receivable write-offs (139) — Above/below market lease amortization 1,593 1,636 Above/below market lease intangible write-offs 326 — Operating expense recoveries 5,055 4,755 Rental and related revenues $ 109,886 $ 113,383

21 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data March 31, 2022 December 31, 2021   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $873,795 and $831,324 as of March 31, 2022 and December 31, 2021, respectively $ 5,156,060 $ 5,162,884 Loans receivable and other investments, net 397,074 399,086 Investment in unconsolidated joint venture 93,878 96,680 Cash and cash equivalents 24,836 111,996 Restricted cash 4,443 3,890 Lease intangible assets, net 52,877 54,063 Accounts receivable, prepaid expenses and other assets, net 155,764 138,108 Total assets $ 5,884,932 $ 5,966,707 Liabilities Secured debt, net $ 50,645 $ 66,663 Revolving credit facility 16,792 — Term loans, net 556,307 594,246 Senior unsecured notes, net 1,733,786 1,733,566 Accounts payable and accrued liabilities 118,296 142,989 Lease intangible liabilities, net 47,583 49,713 Total liabilities 2,523,409 2,587,177 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2022 and December 31, 2021 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 230,954,777 and 230,398,655 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively 2,310 2,304 Additional paid-in capital 4,481,634 4,482,451 Cumulative distributions in excess of net income (1,124,095) (1,095,204) Accumulated other comprehensive income (loss) 1,674 (10,021) Total equity 3,361,523 3,379,530 Total liabilities and equity $ 5,884,932 $ 5,966,707

22 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Three Months Ended March 31, 2022 2021 Cash flows from operating activities: Net income $ 40,602 $ 33,447 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 45,256 44,375 Non-cash rental and related revenues (4,474) (5,713) Non-cash interest income (547) (412) Non-cash interest expense 2,698 1,896 Stock-based compensation expense 2,456 2,288 Loss on extinguishment of debt 271 793 Provision for loan losses and other reserves 475 2,025 Net gain on sales of real estate — (1,313) Loss from unconsolidated joint venture 2,802 5,010 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (5,457) (2,873) Accounts payable and accrued liabilities (20,968) (10,992) Net cash provided by operating activities 63,114 68,531 Cash flows from investing activities: Acquisition of real estate (20,573) (28,654) Origination and fundings of preferred equity investments (4,074) — Additions to real estate (10,803) (10,833) Escrow deposits for potential investments (3,217) — Repayments of loans receivable 696 628 Repayments of preferred equity investments 729 301 Net proceeds from the sales of real estate — 3,202 Net cash used in investing activities (37,242) (35,356) Cash flows from financing activities: Net borrowings from revolving credit facility 16,577 — Principal payments on term loans (40,000) (93,000) Principal payments on secured debt (16,067) (709) Payments of deferred financing costs (6) — Issuance of common stock, net (3,748) 87,654 Dividends paid on common stock (69,275) (63,221) Net cash used in financing activities (112,519) (69,276) Net decrease in cash, cash equivalents and restricted cash (86,647) (36,101) Effect of foreign currency translation on cash, cash equivalents and restricted cash 40 65 Cash, cash equivalents and restricted cash, beginning of period 115,886 65,523 Cash, cash equivalents and restricted cash, end of period $ 29,279 $ 29,487 Supplemental disclosure of cash flow information: Interest paid $ 18,383 $ 21,620 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 5,623 $ —

SABRA
FINANCIAL INFORMATION
FFO, Normalized FFO, AFFO and Normalized AFFO

FFO, Normalized FFO, AFFO and Normalized AFFO

Dollars in thousands, except per share data

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Net income	$ 40,602	$ 33,447
Add:		
Depreciation and amortization of real estate assets	45,256	44,375
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint venture	4,633	5,844
Net gain on sales of real estate	—	(1,313)
Net loss on sales of real estate related to unconsolidated joint venture	—	33
FFO	$ 90,491	$ 82,386
Write-offs of straight-line rental income receivable and lease intangibles	(182)	—
Lease termination income	(2,338)	—
Loss on extinguishment of debt	271	793
Provision for loan losses and other reserves	475	2,025
Other normalizing items [(1)]	(48)	344
Normalized FFO	$ 88,669	$ 85,548
FFO	$ 90,491	$ 82,386
Stock-based compensation expense	2,456	2,288
Non-cash rental and related revenues	(4,474)	(5,713)
Non-cash interest income	(547)	(412)
Non-cash interest expense	2,698	1,896
Non-cash portion of loss on extinguishment of debt	271	793
Provision for loan losses and other reserves	475	2,025
Other non-cash adjustments related to unconsolidated joint venture	(986)	(596)
Other non-cash adjustments	183	172
AFFO	$ 90,567	$ 82,839
Cash portion of lease termination income	(2,338)	—
Other normalizing items [(1)]	(186)	321
Normalized AFFO	$ 88,043	$ 83,160
Amounts per diluted common share:		
Net income	$ 0.18	$ 0.16
FFO	$ 0.39	$ 0.39
Normalized FFO	$ 0.38	$ 0.40
AFFO	$ 0.39	$ 0.39
Normalized AFFO	$ 0.38	$ 0.39
Weighted average number of common shares outstanding, diluted:		
Net income, FFO and Normalized FFO	231,564,970	212,624,305
AFFO and Normalized AFFO	232,484,734	213,270,122

(1) FFO and AFFO for each of the three months ended March 31, 2022 and 2021 include $0.2 million earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

23 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022

24 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 FINANCIAL INFORMATION Components of Net Asset Value (NAV) (1) As of March 31, 2022 (1) Excludes (i) one real estate property held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units and our 49% share of the unconsolidated joint venture's debt which was $374.8 million as of March 31, 2022. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 276,650 Senior Housing - Leased 49,085 Senior Housing - Managed 36,859 Behavioral Health 36,458 Specialty Hospitals and Other 17,793 Annualized Cash NOI (excluding loans receivable and other investments) $ 416,845 Obligations Dollars in thousands Secured debt (2) $ 51,572 Unsecured senior notes (2) 1,750,000 Revolving credit facility 16,792 Term loans (2) 559,950 Consolidated Debt 2,378,314 Add (less): Cash and cash equivalents and restricted cash (29,279) Accounts payable and accrued liabilities (3) 109,303 Net obligations $ 2,458,338 Other Assets Dollars in thousands Loans receivable and other investments, net $ 397,074 Investment in unconsolidated joint venture 93,878 Accounts receivable, prepaid expenses and other assets, net (3) 59,687 Total other assets $ 550,639 Common Shares Outstanding Total shares 230,954,777 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

25 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: the ongoing COVID-19 pandemic and measures intended to prevent its spread, and the related impact on our tenants, operators and Senior Housing - Managed communities; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs, on January 1, 2019; risks associated with our investment in our unconsolidated joint venture; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs for our tenants and operators; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’ or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’ or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates and other risks associated with our ownership of property outside the U.S.; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant, Operator and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our operators and borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants, operators and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants, operators and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

26 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received during the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent to $30.7 million effective February 1, 2022. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

27 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

28 SABRA 1Q 2022 SUPPLEMENTAL INFORMATION March 31, 2022 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.